GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                               Rye, New York 10580
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM


                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)


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                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.

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                                TABLE OF CONTENTS




INVESTMENT AND PERFORMANCE SUMMARY ...............  2

INVESTMENT AND RISK INFORMATION ..................  6

MANAGEMENT OF THE FUNDS ..........................  8

         Purchase of Shares ......................  8

         Redemption of Shares .................... 10

         Exchange of Shares ...................... 11

         Pricing of Fund Shares .................. 12

         Dividends and Distributions ............. 12

         Tax Information ......................... 12

         Mailings to Shareholders ................ 12

FINANCIAL HIGHLIGHTS ............................. 13


GABELLI
EQUITY
SERIES
FUNDS,
INC.



THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND
CLASS AAA SHARES

PROSPECTUS


FEBRUARY 1, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

The Gabelli Small Cap Growth Fund (the "Small Cap Growth Fund") and The Gabelli Equity Income Fund (the "Equity Income Fund") (each a "Fund" and collectively, the "Funds") are series of Gabelli Equity Series Funds, Inc.

                              SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies as those with total market values of $1 billion or less at the time of investment.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.


YOU MAY WANT TO INVEST IN THE FUND IF:


     o   you are a long-term investor

     o   you seek growth of capital

     o you believe that the market will favor small capitalization stocks over the long term


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


     o   you are seeking a high level of current income

     o   you are  conservative in your investment  approach

     o   you seek stability of principal more than growth of capital

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                               EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of total return on its assets with an emphasis on income.

PRINCIPAL  INVESTMENT  STRATEGIES:

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's 500 Composite Stock Price Index (the "S&P(R) 500 Stock Index"), as well as capital gains potential.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares. WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.


YOU MAY WANT TO INVEST IN THE FUND IF:


     o   you are a long-term investor

     o   you are seeking income as well as growth of capital


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


     o   you are conservative in your investment approach

     o   you seek stability of principal more than growth of capital

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PERFORMANCE:


The bar charts and tables that follow provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (since 1992), and by showing how the Funds' average annual returns for the one year, five years, ten years and the life of each Fund compare to those of a broad-based securities market index. As with all mutual funds, the Funds' past performance does not predict how the Funds will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

            SMALL CAP GROWTH FUND (FOR THE PERIODS ENDED DECEMBER 31)


                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC


                          1992           20.3%
                          1993           22.8%
                          1994           -2.9%
                          1995           25.2%
                          1996           11.9%
                          1997           36.5%
                          1998            0.0%
                          1999           14.2%
                          2000           11.3%
                          2001            4.65%




During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 1999) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).


           AVERAGE ANNUAL TOTAL RETURNS              PAST         PAST        PAST      SINCE OCTOBER 22,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)     ONE YEAR    FIVE YEARS   TEN YEARS         1991*
      ----------------------------------------    ----------   ----------   ---------   -----------------
The Gabelli Small Cap Growth Fund
   Class AAA Shares .............................   4.65%        12.67%       13.81%          15.83%
Russell 2000 Index** ............................   2.49%         7.52%       11.51%          11.64%


------------------------
* From October 22, 1991, the date that the Fund commenced investment operations.

** The Russell 2000 Index is an unmanaged index consisting of broad-based common stocks. The performance of the index does not include expenses or fees.

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             EQUITY INCOME FUND (FOR THE PERIODS ENDED DECEMBER 31)



                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC



                          1992            9.8%
                          1993           17.9%
                          1994            1.1%
                          1995           28.3%
                          1996           17.9%
                          1997           27.9%
                          1998           12.6%
                          1999            9.3%
                          2000           11.3%
                          2001          -0.88%




During the period shown in the bar chart, the highest return for a quarter was 12.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (9.65)% (quarter ended September 30, 1998).



           AVERAGE ANNUAL TOTAL RETURNS                                                 SINCE JANUARY 2,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)     PAST ONE YEAR     PAST FIVE YEARS          1992*
     -----------------------------------------    ---------------    ---------------    ----------------
The Gabelli Equity Income Fund
   Class AAA Shares ...........................       (0.88)%            11.68%              13.14%
S&P(R)500 Stock Index** .......................      (11.89)%            10.70%              12.93%


------------------------
* From January 2, 1992, the date that the Fund commenced investment operations.


** The S&P(R) 500 Stock Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.


FEES AND EXPENSES OF THE FUNDS:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Funds.



                                                                                SMALL CAP      EQUITY
                                                                                 GROWTH        INCOME
                                                                                  FUND          FUND
                                                                               -----------   -----------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ..............................................................      1.00%         1.00%
Distribution (Rule 12b-1) Expenses ...........................................      0.25%         0.25%
Other Expenses ...............................................................      0.20%         0.30%
                                                                                 -------       -------
Total Annual Fund Operating Expenses .........................................      1.45%         1.55%
                                                                                 =======       =======

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EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown,
(2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR       3 YEARS      5 YEARS    10 YEARS
                               ---------    ---------    ---------   ---------
SMALL CAP GROWTH FUND            $148         $459         $792       $1,735
EQUITY INCOME FUND               $158         $490         $845       $1,845


                         INVESTMENT AND RISK INFORMATION


The investment policy of each of the Small Cap Growth Fund and the Equity Income Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

SMALL CAP GROWTH FUND


In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.


Frequently,  smaller companies exhibit one or more of the following traits:


     o   New products or technologies

     o   New distribution methods

     o Rapid changes in industry conditions due to regulatory or other developments

     o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.


In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

EQUITY INCOME FUND

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:


     o   have strong free cash flow and pay regular dividends

     o   have potential for long-term earnings per share growth

     o may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business

     o   are well-managed

     o will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services.

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The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. The Funds may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Investing in the Funds involve the following risks:

     o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     o FUND AND MANAGEMENT RISK. SMALL CAP GROWTH FUND ONLY -- The Fund invests in growth and value stocks issued by smaller companies. The
         Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

     o FUND AND MANAGEMENT RISK. EQUITY INCOME FUND ONLY -- The Fund invests in stocks issued by companies believed by the Adviser to be undervalued and that have the potential to achieve significant capital appreciation. If the Adviser is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

     o SMALL CAPITALIZATION COMPANY RISK. SMALL CAP GROWTH FUND ONLY -- Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Small capitalization companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small capitalization company stock prices tend to rise and fall in value more than other stocks. The Fund, as a holder of equity securities, only has rights to the value in the company after all its debts have been paid, and it could lose its entire investment in a company that encounters financial difficulty.

     o INTEREST RATE RISK AND CREDIT RISK. EQUITY INCOME FUND ONLY -- Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.


     o LOW CREDIT QUALITY RISK. EQUITY INCOME FUND ONLY -- Lower rated convertible securities are subject to greater credit risk, greater price volatility and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.


                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2001, each of the Funds paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Funds. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

RULE 12B-1 PLAN. Each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. Each Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund. To the extent any activity is one that the Funds may finance without a distribution plan, the Funds may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through the Distributor, directly from the Funds through the Funds' transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

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     o   BY MAIL OR IN PERSON.  You may open an  account by mailing a  completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund" or "The Gabelli Equity Income Fund" to:

         BY MAIL                                    BY PERSONAL DELIVERY
         -------                                    --------------------
         THE GABELLI FUNDS                          THE GABELLI FUNDS
         P.O. BOX 8308                              C/O BFDS
         BOSTON, MA 02266-8308                      66 BROOKS DRIVE

                               BRAINTREE, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: THE GABELLI ______ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

       If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.


SHARE PRICE. The Funds sell their Class AAA Shares at the net asset value next determined after the Funds receive your completed subscription order form but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdall" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Funds' transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.


     o   BY LETTER.  You may mail a letter  requesting  redemption of shares to:
         THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


     o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the
         United States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Funds take reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

        1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

        2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

--------------------------------------------------------------------------------

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:


         o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

         o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

         o   you may realize a taxable gain or loss.


         o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Funds' transfer agent or through a registered broker-dealer.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.


     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.


     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

--------------------------------------------------------------------------------

                             PRICING OF FUND SHARES

The net asset value per share of each Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA shares by the total number of Class AAA Shares outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.

                           DIVIDENDS AND DISTRIBUTIONS


The Funds intend to pay dividends quarterly for the Equity Income Fund and annually for the Small Cap Growth Fund and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains.


                                 TAX INFORMATION


The Funds expect that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                             MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our

--------------------------------------------------------------------------------


prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the past five fiscal years of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class AAA Shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.

                              SMALL CAP GROWTH FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,



                                                  2001         2000         1999         1998         1997
                                                --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .....   $  23.60     $  21.84     $  18.81     $  25.42     $  20.02
                                                --------     --------     --------     --------     --------
   Net investment income (loss) .............       0.06         0.06        (0.07)       (0.03)       (0.07)
   Net realized and unrealized
     gain (loss) on investments .............      (1.75)        4.16         3.63        (2.99)        7.70
                                                --------     --------     --------     --------     --------
   Total from investment operations .........      (1.69)        4.22         3.56        (3.02)        7.63
                                                --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................      (0.05)       --           --           --           --
   Net realized gain on investments .........      (4.73)       (2.46)       (0.53)       (3.59)       (2.23)
                                                --------     --------     --------     --------     --------
   Total distributions ......................      (4.78)       (2.46)       (0.53)       (3.59)       (2.23)
                                                --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ...........   $  17.13     $  23.60     $  21.84     $  18.81     $  25.42
                                                ========     ========     ========     ========     ========
   Total return+ ............................      (7.47)%      21.00%       19.24%      (13.53)%      42.22%
                                                ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .....   $372,865     $366,459     $305,403     $277,820     $296,519
   Ratio of net investment income (loss) to
     average net assets .....................       0.30%        0.26%       (0.34)%      (0.14)%      (0.36)%
   Ratio of operating expenses to
      average net assets (a) ................       1.45%        1.49%        1.56%        1.44%        1.62%
   Portfolio turnover rate ..................         17%          47%          24%          20%          14%


----------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.53% and 1.52%, respectively.

--------------------------------------------------------------------------------

                               EQUITY INCOME FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,



                                                  2001         2000         1999         1998         1997
                                                --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .....   $  16.35     $  17.58     $  15.97     $  17.39     $  13.81
                                                --------     --------     --------     --------     --------
   Net investment income ....................       0.25         0.46         0.23         0.22         0.22
   Net realized and unrealized
     gain (loss) on investments .............      (0.28)        0.81         2.82         0.29         4.28
                                                --------     --------     --------     --------     --------
   Total from investment operations .........      (0.03)        1.27         3.05         0.51         4.50
                                                --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................      (0.36)       (0.36)       (0.22)       (0.26)       (0.22)
   Net realized gain on investments .........      (2.08)       (2.14)       (1.22)       (1.67)       (0.70)
                                                --------     --------     --------     --------     --------
   Total distributions ......................      (2.44)       (2.50)       (1.44)       (1.93)       (0.92)
                                                --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ...........   $  13.88     $  16.35     $  17.58     $  15.97     $  17.39
                                                ========     ========     ========     ========     ========
   Total return+ ............................      (0.43)%       8.41%       19.82%        2.98%       33.98%
                                                ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .....   $121,499     $ 89,164     $ 92,111     $ 79,669     $ 73,730
   Ratio of net investment income to
     average net assets .....................       1.65%        2.85%        1.32%        1.27%        1.42%
   Ratio of operating expenses to
     average net assets (a) .................       1.55%        1.66%        1.60%        1.64%        1.78%
   Portfolio turnover rate ..................         41%          33%          39%          35%          43%


----------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.

================================================================================

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.

================================================================================

--------------------------------------------------------------------------------

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                                CLASS AAA SHARES

================================================================================
FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.




--------------------------------------------------------------------------------
         You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other
            information and discuss your questions about the Funds by
                                   contacting:

                        Gabelli Equity Series Funds, Inc.
                              One Corporate Center
                                  Rye, NY 10580

                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Funds' prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.


o    Free   from   the   EDGAR Database   on   the   Commission's    Website  at
     http://www.sec.gov.

(Investment Company Act File No. 811-06367)

THE
GABELLI
SMALL CAP
GROWTH
FUND

CLASS AAA SHARES

PROSPECTUS

FEBRUARY 1, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                               Rye, New York 10580
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)

--------------------------------------------------------------------------------
                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY                   2

INVESTMENT AND RISK INFORMATION                      4

MANAGEMENT OF THE FUND                               5

         Purchase of Shares                          6

         Redemption of Shares                        7

         Pricing of Fund Shares                      9

         Dividends and Distributions                 9

         Tax Information                             9

         Mailings to Shareholders                   10

FINANCIAL HIGHLIGHTS                               11

THIS  PROSPECTUS  IS FOR USE BY  PENSION  PLAN AND  OTHER  TAX-EXEMPT  INVESTORS
SEEKING TO INVEST IN THE GABELLI SMALL CAP GROWTH FUND AND DOES NOT SUPERCEDE THE COMBINED PROSPECTUS DATED FEBRUARY 1, 2002 FOR THE GABELLI EQUITY INCOME FUND AND THE GABELLI SMALL CAP GROWTH FUND.

--------------------------------------------------------------------------------

                       INVESTMENT AND PERFORMANCE SUMMARY

The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc.

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time tha Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies as those with total market values of $1 billion or less at the time of investment.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor

      o you seek both growth of capital

      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking a high level of current income o you are conservative in your investment approach o you seek stability of principal more than growth of capital

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follows provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1992), and by showing how the Fund's average annual returns for the one year, five years, ten years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     THE GABELLI SMALL CAP GROWTH FUND (for the Periods Ended December 31)

                          1992                20.3
                          1993                22.8
                          1994                -2.9
                          1995                25.2
                          1996                11.9
                          1997                36.5
                          1998                   0
                          1999                14.2
                          2000                11.3
                          2001                4.65

During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 1999) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).


                                                                                                  SINCE
      AVERAGE ANNUAL TOTAL RETURNS               PAST            PAST            PAST          OCTOBER 22,
(FOR THE PERIODS ENDED DECEMBER 31, 2001)      ONE YEAR       FIVE YEARS       TEN YEARS          1991*
-----------------------------------------     ----------      -----------      ----------        --------
The Gabelli Small Cap Growth Fund
   Class AAA Shares .........................      4.65%         12.67%          13.81%         15.83%
Russell 2000 Index** ........................      2.49%          7.52%          11.51%         11.64%

---------------------
* From October 22, 1991, the date that the Fund commenced investment operations.

** TheRussell 2000 Index is an unmanaged index consisting of broad-based common stocks. The performance of the index does not include expenses or fees.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

  Management Fees .................................................     1.00%
  Distribution (Rule 12b-1) Expenses ..............................     0.25%
  Other Expenses ..................................................     0.20%
                                                                       ------
Total Annual Fund Operating Expenses ..............................     1.45%
                                                                       ======


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR            3 YEARS          5 YEARS         10 YEARS
          --------          ---------        ---------       -----------
            $148              $459             $792            $1,735



                         INVESTMENT AND RISK INFORMATION

The investment policy of the Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in the this policy.

In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

       o New products or technologies

       o New distribution methods

       o Rapid changes in industry conditions due to regulatory or other developments

       o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends

--------------------------------------------------------------------------------

in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

The Fund may also use the following investment technique:

       o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

Investing in the Fund involves the following risks:

       o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

       o FUND AND MANAGEMENT RISK. The Fund invests in growth and value stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

       o SMALL CAPITALIZATION COMPANY RISK. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Small capitalization companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small capitalization company stock prices tend to rise and fall in value more than other stocks. The Fund, as a holder of equity securities, only has rights to the value in the company after all its debts have been paid, and it could lose its entire investment in a company that encounters financial difficulty.

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2001, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

--------------------------------------------------------------------------------

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. The Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through your Plan Administrator, the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund" to:

        BY MAIL                                    BY PERSONAL DELIVERY
        -------                                    --------------------
        THE GABELLI FUNDS                          THE GABELLI FUNDS
        P.O. BOX 8308                              C/O BFDS
        BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                   BRAINTREE, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

       o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                      RE: THE GABELLI SMALL CAP GROWTH FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

--------------------------------------------------------------------------------

         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdall" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment may vary dependant upon the criteria established by your plan sponsor or broker-dealer. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day without a redemption fee. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

--------------------------------------------------------------------------------

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

       o BY LETTER.  You may mail a letter  requesting  redemption of shares to:
         THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

       o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the
         United States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

         1.TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

         2.TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

--------------------------------------------------------------------------------

                             PRICING OF FUND SHARES

The net asset value per share of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share of the Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAAShares by the total number of Class AAA shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors of the Fund believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                 TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

--------------------------------------------------------------------------------

                             MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800 422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the annual report, which is available upon request.

                         THEGABELLI SMALL CAP GROWTH FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,


                                                                          YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------------------------
                                                         2001         2000         1999         1998         1997
                                                       --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ............   $  23.60      $   21.84   $  18.81     $  25.42     $  20.02
                                                       --------     --------     --------     --------     --------
   Net investment income (loss) ....................       0.06         0.06        (0.07)       (0.03)       (0.07)
   Net realized and unrealized gain (loss)
     on investments ................................      (1.75)        4.16         3.63        (2.99)        7.70
                                                       --------     --------     --------     --------     --------
   Total from investment operations ................      (1.69)        4.22         3.56        (3.02)        7.63
                                                       --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...........................      (0.05)         --         --              --          --
   Net realized gain on investments ................      (4.73)       (2.46)       (0.53)       (3.59)       (2.23)
                                                       --------     --------     --------     --------     --------
   Total distributions .............................      (4.78)       (2.46)       (0.53)       (3.59)       (2.23)
                                                       --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ..................   $  17.13     $  23.60     $  21.84     $  18.81     $  25.42
                                                       ========     ========     ========     ========     ========
   Total return+ ...................................      (7.47)%      21.00%       19.24%     (13.53)%       42.22%
                                                       ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............   $372,865     $366,459     $305,403     $277,820     $296,519
   Ratio of net investment income (loss)
     to average net assets .........................       0.30%        0.26%      (0.34)%      (0.14)%      (0.36)%
   Ratio of operating expenses
     to average net assets (a) .....................       1.45%        1.49%        1.56%       1.44%         1.62%
   Portfolio turnover rate .........................         .17%         .47%         .24%        .20%           14%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.53% and 1.52%, respectively.

--------------------------------------------------------------------------------

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
                   You can get free copies of these documents
                     and prospectuses of other funds in the
                        Gabelli family, or request other
                     information and discuss your questions
                          about the Fund by contacting:

                        Gabelli Equity Series Funds,Inc.
                              One Corporate Center
                               Rye, New York 10580
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.

     o   Free  from  the  EDGAR   database  on  the   Commission's   Website  at
         http://www.sec.gov.

(Investment Company Act File No. 811-06367)

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                               Rye, New York 10580
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)


--------------------------------------------------------------------------------
                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

-----------------------------------------------------



INVESTMENT AND PERFORMANCE SUMMARY                  2
INVESTMENT AND RISK INFORMATION                     7
MANAGEMENT OF THE FUNDS                             9
         Classes of Shares                         10
         Purchase of Shares                        14
         Redemption of Shares                      16
         Exchange of Shares                        16
         Pricing of Fund Shares                    17
         Dividends and Distributions               18
         Tax Information                           18
         Mailings to Shareholders                  18
FINANCIAL HIGHLIGHTS                               18



GABELLI
EQUITY
SERIES
FUNDS,
INC.


THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND

CLASS A, B, C SHARES

PROSPECTUS


FEBRUARY 1, 2002



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT AND PERFORMANCE SUMMARY

The Gabelli Small Cap Growth Fund (the "Small Cap Growth Fund") and The Gabelli Equity Income Fund (the "Equity Income Fund") (each a "Fund" and collectively, the "Funds") are series of Gabelli Equity Series Funds, Inc.

                              SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies as those with total market values of $1 billion or less at the time of investment.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.


YOU MAY WANT TO INVEST IN THE FUND IF:


      o  you are a long-term investor
      o  you seek growth of capital
      o you believe that the market will favor small capitalization stocks over the long term


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


      o  you are seeking a high level of current income
      o  you are conservative in your investment approach
      o  you seek stability of principal more than growth of capital

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2

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                               EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of total return on its assets with an emphasis on income.

PRINCIPAL  INVESTMENT  STRATEGIES:


The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's Composite 500 Stock Price Index (the "S&P(R) 500 Stock Index"), as well as capital gains potential.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in the decline in the value of Fund shares.


YOU MAY WANT TO INVEST IN THE FUND IF:


      o  you are a long-term investor
      o  you are seeking income as well as growth of capital


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


      o  you are conservative in your investment approach
      o  you seek stability of principal more than growth of capital

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                                                                               3

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PERFORMANCE:


The bar charts and tables that follow provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (since 1992), and by showing how the Funds' average annual returns for one year, five years, ten years and the life of each Fund compare to those of a broad-based securities market index. As with all mutual funds, the Funds' past performance does not predict how the Funds will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

           SMALL CAP GROWTH FUND (FOR THE PERIODS ENDED DECEMBER 31)*


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1992    20.3%
1993    22.8%
1994    -2.9%
1995    25.2%
1996    11.9%
1997    36.5%
1998     0.0%
1999    14.2%
2000    11.3%
2001     4.65%


------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 1999) and the lowest return for a quarter was (20.26%) (quarter ended September 30, 1998).


      AVERAGE ANNUAL TOTAL RETURNS            PAST        PAST        PAST      SINCE OCTOBER 22,
(FOR THE PERIODS ENDED DECEMBER 31, 2001)   ONE YEAR   FIVE YEARS   TEN YEARS         1991*
-----------------------------------------   --------   ----------   --------    -----------------
The Gabelli Small Cap Growth Fund
   Class AAA Shares ....................      4.65%      12.67%       13.81%          15.83%
Russell 2000 Index** ...................      2.49%       7.52%       11.51%          11.64%

------------------------

 *  From  October  22,  1991,  the  date  that  the  Fund  commenced  investment operations.
 ** The Russell  2000 Index is an  unmanaged  index  consisting of  broad-based common stocks. The performance of the Index does not include expenses or fees.


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4

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             EQUITY INCOME FUND (FOR THE PERIODS ENDED DECEMBER 31)*


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1992     9.8%
1993    17.9%
1994     1.1%
1995    28.3%
1996    17.9%
1997    27.9%
1998    12.6%
1999     9.3%
2000    11.3%
2001    -0.88%


------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 12.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (9.65%) (quarter ended September 30, 1998).


      AVERAGE ANNUAL TOTAL RETURNS            PAST       PAST     SINCE JANUARY
(FOR THE PERIODS ENDED DECEMBER 31, 2001)   ONE YEAR  FIVE YEARS     2, 1992*
-----------------------------------------   --------  ----------  -------------
The Gabelli Equity Income Fund
   Class AAA Shares ....................     (0.88)%    11.68%        13.14%
S&P(R)500 Stock Index** ................    (11.89)%    10.70%        12.93%


------------------------
 * From January 2, 1992, the date that the Fund commenced investment operations.


** The S&P(R) 500 Stock Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.


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                                                                               5

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FEES AND EXPENSES OF THE FUNDS:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

                              SMALL CAP GROWTH FUND


                                                      CLASS A     CLASS B      CLASS C
                                                       SHARES      SHARES      SHARES
                                                      ---------   ---------    --------

SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .............     5.75%(1)    None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4)) ........     None(2)     5.00%(3)     1.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets):
Management Fees ...................................     1.00%       1.00%        1.00%
Distribution and Service (Rule 12b-1) Expenses ....     0.25%       1.00%        1.00%
Other Expenses ....................................     0.20%       0.20%        0.20%
                                                        ----        ----         ----
Total Annual Operating Expenses ...................     1.45%       2.20%        2.20%
                                                        ====        ====         ====


                               EQUITY INCOME FUND


                                                        CLASS A   CLASS B      CLASS C
                                                         SHARES    SHARES       SHARES
                                                        -------   -------      -------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .............     5.75%(1)    None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4)) ........     None(2)     5.00%(3)     1.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets):
Management Fees ...................................     1.00%       1.00%        1.00%
Distribution and Service (Rule 12b-1) Expenses ....     0.25%       1.00%        1.00%
Other Expenses ....................................     0.30%       0.30%        0.30%
Total Annual Operating Expenses ...................     1.55%       2.30%        2.30%


------------------------
(1)   The sales charge declines as the amount invested increases.
(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.
(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twenty-four months after purchase.
(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.

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6

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EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              SMALL CAP GROWTH FUND

                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                 ------      -------      -------     --------


Class A Shares
 - assuming redemption ......     $714        $1,007      $1,322       $2,210
 - assuming no redemption ...     $714        $1,007      $1,322       $2,210

Class B Shares
 - assuming redemption ......     $723          $988      $1,380       $2,344
 - assuming no redemption ...     $223          $688      $1,180       $2,344

Class C Shares
 - assuming redemption ......     $323          $688      $1,180       $2,534
 - assuming no redemption ...     $223          $688      $1,180       $2,534


                               EQUITY INCOME FUND

                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                 ------      -------      -------     --------


Class A Shares
 - assuming redemption ......     $724        $1,036      $1,871       $2,314
 - assuming no redemption ...     $724        $1,036      $1,871       $2,314

Class B Shares
 - assuming redemption ......     $733        $1,018      $1,430       $2,448
 - assuming no redemption ...     $233          $718      $1,230       $2,448

Class C Shares
 - assuming redemption ......     $333          $718      $1,230       $2,636
 - assuming no redemption ...     $233          $718      $1,230       $2,636


                         INVESTMENT AND RISK INFORMATION


The investment policy of each of the Small Cap Growth Fund and the Equity Income Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.


SMALL CAP GROWTH FUND

In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.

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                                                                               7

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Frequently, smaller companies exhibit one or more of the following traits:


      o New products or technologies
      o New distribution methods
      o Rapid changes in industry conditions due to regulatory or other developments
      o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.


In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.


EQUITY INCOME FUND


In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

      o have strong free cash flow and pay regular dividends
      o have potential for long-term earnings per share growth
      o may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business
      o are well-managed
      o will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services.


The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

The Funds may also use the following investment technique:


      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.


Investing in the Funds involve the following risks:

      o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

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8

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      o FUND AND MANAGEMENT RISK. SMALL CAP GROWTH FUND ONLY -- The Fund invests in growth and value stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the Adviser is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.


      o FUND AND MANAGEMENT RISK. EQUITY INCOME FUND ONLY -- The Fund invests in stocks issued by companies believed by the Adviser to be undervalued and that have the potential to achieve significant capital appreciation. If the Adviser is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.


      o SMALL CAPITALIZATION COMPANY RISK. SMALL CAP GROWTH FUND ONLY -- Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Small capitalization companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small capitalization company stock prices tend to rise and fall in value more than other stocks. The Fund, as a holder of equity securities, only has rights to the value in the company after all its debts have been paid, and it could lose its entire investment in a company that encounters financial difficulty.


      o INTEREST RATE RISK AND CREDIT RISK. EQUITY INCOME FUND ONLY -- Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      o LOW CREDIT QUALITY RISK. EQUITY INCOME FUND ONLY -- Lower rated convertible securities are subject to greater credit risk, greater price volatility and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.


                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2001, each of the Funds paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.


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                                                                               9

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THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day  management of the Funds.  Mr.  Gabelli has been Chairman,  Chief
Executive  Officer  and  Chief  Investment   Officer  of  the  Adviser  and  its
predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.


                                CLASSES OF SHARES

Three classes of the Funds' shares are offered in this prospectus -- Class A Shares, Class B Shares and Class C Shares. The table below summarizes the differences among the classes of shares.

      o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

      o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

      o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

--------------------------------------------------------------------------------
                       CLASS A SHARES      CLASS B SHARES       CLASS C SHARES

--------------------------------------------------------------------------------
Front-End Sales      Yes. The percentage  No.                  No
Load?                declines as the
                     amount invested
                     increases.

--------------------------------------------------------------------------------
Contingent Deferred  Yes, for shares      Yes, for shares      Yes, for shares
Sales Charge?        redeemed within      redeemed within      redeemed within
                     twenty-four months   seventy-two months   twenty-four
                     after purchase as    after purchase.      months after
                     part of an           Declines over time.  purchase.
                     investment greater
                     than $2 million if
                     no front-end sales
                     charge was paid at
                     the time of
                     purchase.

--------------------------------------------------------------------------------
Rule 12b-1 Fee       0.25%                1.00%                1.00%

--------------------------------------------------------------------------------
Convertible to       No.                  Yes. Automatically   No.
Another Class?                            converts to Class A
                                          Shares approximately
                                          ninety-six months
                                          after purchase.

--------------------------------------------------------------------------------
Fund Expense Levels  Lower annual         Higher annual        Higher annual
                     expenses than Class  expenses than Class  expenses than
                     B or Class C Shares. A Shares.            Class A Shares.

--------------------------------------------------------------------------------

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10

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In selecting a class of shares in which to invest, you should consider

      o the length of time you plan to hold the shares

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value

      o whether you qualify for a reduction or waiver of the Class A sales charge

      o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

--------------------------------------------------------------------------------
               IF YOU...                   THEN YOU SHOULD CONSIDER

--------------------------------------------------------------------------------

o  do not qualify for a reduced or    purchasing Class C Shares instead
   waived front-end sales load and    of either Class A Shares or Class B
   intend to hold your shares for     Shares
   only a few years
--------------------------------------------------------------------------------

o  do not qualify for a reduced or    purchasing Class B Shares instead
   waived front-end sales load and    of either Class A Shares or Class C
   intend to hold your shares for     Shares
   several years
--------------------------------------------------------------------------------

o  do not qualify for a reduced or    purchasing Class A Shares
   waived front-end sales load and
   intend to hold your shares
   indefinitely
--------------------------------------------------------------------------------

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                         SALES CHARGE       SALES CHARGE           REALLOWANCE
                                          AS % OF THE          AS % OF                 TO
AMOUNT OF INVESTMENT                    OFFERING PRICE*    AMOUNT INVESTED       BROKER-DEALERS
-----------------------------           ---------------    ---------------       --------------
Under $50,000 ......................        5.75%               6.10%                 5.00%
$50,000 but under $100,000 .........        4.50%               4.71%                 3.75%
$100,000 but under $250,000 ........        3.50%               3.62%                 2.75%
$250,000 but under $500,000 ........        2.50%               2.56%                 2.00%
$500,000 but under $1 million ......        2.00%               2.04%                 1.75%
$1 million but under $2 million ....        1.00%               1.01%                 1.00%
$2 million .........................        0.00%               0.00%                 1.00%

------------------------
 * Includes  Front-end sales load

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

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                                 11

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1.  VOLUME  DISCOUNTS.  Investors  eligible  to  receive  volume  discounts  are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Funds and other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Funds that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Funds of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.


2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Funds and submit a Letter of Intent to Gabelli & Company, Inc. (the "Distributor"), you may make purchases of Class A Shares of the Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.

3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Funds may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 45 days of the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to
Section 457 of the Code that have  established  omnibus  accounts with the Fund;
(5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds (plan sponsors are encouraged to notify the Funds' Distributorwhen they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Funds as a principal investment; (7) financial institutions purchasing Class A Shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor; and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

      o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase

      o Class B Shares within approximately seventy-two months of buying them

      o Class C Shares within approximately twenty-four months of buying them

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The CDSC  payable  upon  redemption  of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.


                                                                CLASS B SHARES
                  YEARS SINCE PURCHASE                               CDSC
                  -----------------------------                -----------------
                  First                                              5.00%
                  Second                                             4.00%
                  Third                                              3.00%
                  Fourth                                             3.00%
                  Fifth                                              2.00%
                  Sixth                                              1.00%
                  Seventh and thereafter                             0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Funds to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Funds.


The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Funds to brokers at the time of sale that initiate and are responsible for purchase of such Class C Shares of the Fund.


You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2

      o involuntary redemptions made by the Funds

      o a distribution from a tax-deferred retirement plan after your retirement

      o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE -- CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of the Funds on the first business day of the ninety-seventh month following the month in which you acquired such shares.

      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

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                                                                              13

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      o You will not pay any sales charge or fees when your shares convert,  nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Funds have adopted a plan under Rule 12b-1 (the "Plan") for each of their classes of shares. Under the Plan, the Funds may use their assets to finance activities relating to the sale of their shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                                CLASS A    CLASS B   CLASS C
                                                -------    -------   -------
Service Fees .............................        0.25%     0.25%     0.25%
Distribution Fees ........................        None      0.75%     0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.

The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

      o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

        BY MAIL                                         BY PERSONAL DELIVERY
        --------                                        --------------------
        THE GABELLI FUNDS                               THE GABELLI FUNDS
        P.O. BOX 8308                                   C/O BFDS
        BOSTON, MA 02266-8308                           66 BROOKS DRIVE
                                                        BRAINTREE, MA 02184

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      o BY BANK WIRE. To open an account  using the bank wire  transfer  system, first telephone the Fund(s) at 1-800-GABELLI(1-800-422-3554)to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI _________ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


        If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the net asset value as described under "Classes of Shares-Class A Shares."


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdall" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.


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                                                                              15

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                              REDEMPTION OF SHARES


You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.


The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges". See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.


In the event that you wish to redeem shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund(s) (after re-exchange into the

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Fund(s)),  such shares will be subject to the CDSC  calculated  by excluding the time such shares were held in a money market fund. In effecting an exchange:

        o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

        o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.

        o you may realize a taxable gain or loss.

        o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

        o you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

      o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES

The net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purposes of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.


                                                                              17

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                           DIVIDENDS AND DISTRIBUTIONS


The Funds intend to pay dividends quarterly for the Equity Income Fund and annually for the Small Cap Growth Fund and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares.


                                 TAX INFORMATION


The Funds expect that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. An exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.


                              FINANCIAL HIGHLIGHTS

The Class A, Class B and Class C Shares of the Funds have not previously been offered and therefore do not have a previous financial history.

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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER? If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.

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

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                              CLASS A, B, C SHARES

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FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


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      You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                        Gabelli Equity Series Funds, Inc.

                              One Corporate Center

                                  Rye, NY 10580

                    Telephone: 1-800-GABELLI (1-800-422-3554)
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You can review  and/or  copy the  Funds'  prospectuses,  reports  and SAI at the
Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.


      o Free  from  the  Edgar   Database   on  the   Commission's   Website  at
        http://www.sec.gov.

(Investment Company Act File No. 811-06367)